UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2005
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4389	06-1534213
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices, including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

     (a)      On April 26, 2005, Applera Corporation (“Applera”) announced financial results for Applera and its business units for the third quarter of its 2005 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on April 26, 2005, with respect to financial results for the third quarter of fiscal year 2005 of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on April 26, 2005, with respect to financial results for the third quarter of fiscal year 2005 of Applera and Applera’s Celera Genomics Group.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued April 26, 2005, with respect to financial results for Applera and Applera’s Applied Biosystems Group.
99.2	Press Release issued April 26, 2005, with respect to financial results for Applera and Applera’s Celera Genomics Group.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Dennis L. Winger
Dennis L. Winger
Senior Vice President and
Chief Financial Officer

Dated: April 26, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 26, 2005, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued April 26, 2005, with respect to financial results for Applera and Applera’s Celera Genomics Group.